Exhibit 4.1

NUMBER	[GRAPHIC]	SHARES

CO

COMMON STOCK		COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

	[GRAPHIC]	CUSIP 14040H 10 5

CAPITAL ONE FINANCIAL CORPORATION

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Capital One Financial Corporation transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

CERTIFICATE OF STOCK

/s/ John G. Finneran, Jr.	[SEAL OF CAPITAL ONE APPEARS HERE]	/s/ Richard D. Fairbank

CORPORATE SECRETARY		CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

FIRST CHICAGO TRUST COMPANY OF NEW YORK

TRANSFER AGENT AND REGISTRAR,

BY

AUTHORIZED SIGNATURE

© UNITED STATES BANKNOTE CORPORATION	AMERICAN BANK NOTE COMPANY

CAPITAL ONE FINANCIAL CORPORATION

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Corporate Secretary of the Corporation or to the Transfer Agent named on the face of this certificate.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

UNIF GIFT MIN ACT — Custodian

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of (Cust) (Minor) survivorship and not as tenants under Uniform Gifts to Minors in common Act

__________

    (State)

Additional abbreviations may also be used though not in the above list.

For value received,              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES(S) GUARANTEED

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Capital One Financial Corporation and First Chicago Trust Company of New York, dated as of November 16, 1995, as it may from time to time be supplemented or amended pursuant to its terms (the “Rights Agreement”), the terms of which are hereby incorporated by reference and a copy of which is on file at the principal executive offices of Capital One Financial Corporation. Under certain circumstances as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Capital One Financial Corporation will mail to the registered holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances provided for in the Rights Agreement, Rights issued to, or beneficially owned by any Person who is an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or any subsequent holder of such Rights shall become null and void.